UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 12, 2019

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE
FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.
Costs Associated with Exit or Disposal Activities.

On February 12, 2019, Aehr Test Systems (the “Company”) committed to a restructuring plan in order to streamline its operations and better align the Company’s structure with its objectives going forward. This restructuring plan includes structural changes in the sales and marketing, R&D and manufacturing operations organization to focus the Company’s resources on the key market opportunities in test and burn-in of devices where confidence in reliability, security, and safety are critically important.

The Company currently estimates it will incur approximately $500,000 of cash expenditures in connection with the restructuring, substantially all of which relate to severance costs. The Company expects to recognize these restructuring charges in the third quarter of fiscal 2019. The restructuring plan is expected to reduce the Company’s operating expenses by approximately $300,000 per quarter starting in the first quarter of fiscal 2020 beginning June 1, 2019.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the restructuring described under Item 2.05 above, Mark Allison, the Company’s Vice President of Worldwide Sales, and Carl Buck, the Company’s Vice President of Marketing, will cease employment with the Company effective as of March 29, 2019. Mr. Allison and Mr. Buck are expected to receive severance payments together totaling approximately $150,000, which are included in the estimate of cash expenditures in connection with the restructuring described under Item 2.05 above.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected costs and annual savings associated with and the expected timing of the restructuring plan. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended May 31, 2018, filed with the Securities and Exchange Commission (the “SEC”), and the Company’s subsequent current and periodic reports filed with the SEC. Except as otherwise required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems
(Registrant)

Date: February 19, 2019	By:	/s/ KENNETH B. SPINK
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer